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                                                                   Exhibit 10.2
                      XYVISION ENTERPRISE SOLUTIONS, INC.


            Series A Convertible Preferred Stock Purchase Agreement

     This Agreement dated as of July 1, 1999 is entered into by and between Xyvision Enterprise Solutions, Inc., a Delaware corporation (the "Company"), and Tudor Trust (the "Purchaser").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

       1. Authorization and Sale of Shares.

        1.1 Authorization. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 300,000 shares of its Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred").

        1.2 Sale of Shares. Upon the execution of this Agreement, the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 300,000 shares of Series A Preferred for the purchase price of $2.50 per share. The shares of Series A Preferred being sold under this Agreement are referred to as the "Shares." To effect such sale and purchase of the Shares, the Company shall deliver to the Purchaser a certificate for the Shares, registered in the name of the Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company.

       2. Representations of the Company. The Company hereby represents and warrants to the Purchaser as follows:

        2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

        2.2 Capitalization. The authorized capital stock of the Company (immediately prior to the execution of this Agreement) consists of (i) 10,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of which 2,800,000 shares are issued and outstanding and owned by Xyvision, Inc. ("Xyvision"), and (ii) 5,000,000 shares of Preferred Stock, $.001 par value per share, of which 700,000 shares have been designated as Series A Preferred, of which 400,000 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

        2.3 Authority for Agreement; Issuance of Shares. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. Without limiting the generality of the foregoing, the issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action on the part of the Company. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

        2.4 SEC Reports . Xyvision has filed with the Securities and Exchange Commission all reports and statements required to be filed by Xyvision under Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 1997 (such reports and statements are collectively referred to herein as the "Xyvision Reports"). The Xyvision Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. As of their respective dates, the Xyvision Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        2.5 Absence of Material Adverse Change. Since March 31, 1999, there has been no material adverse change in the business, results of operations or financial condition of the Company, it being acknowledged that the Company has continued to incur operating losses and utilize cash.

       3. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows: 3.1 Investment. The Purchaser is acquiring the Shares, and the shares of Common Stock into which the

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        Shares may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Purchaser has no present or presently contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act").

        3.2 Authority. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms.

        3.3 No Registration of Shares. The Purchaser acknowledges that the Shares to be purchased by it have not been registered under the Securities Act. Each certificate representing the Shares shall bear a legend substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

        3.4 Experience. The Purchaser is familiar with the business, results of operations, assets and liabilities of both Xyvision and the Company; the officers of the Company have made available to the Purchaser any and all information which it has requested and has answered to the Purchaser's satisfaction all inquiries made by it; and the Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof.

       4. Miscellaneous.

        4.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        4.2 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Purchaser.

        4.3 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

        4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, exclusive of its choice of law and conflicts of law rules.


     IN WITNESS WHEREOF, this Series A Convertible Preferred Stock Purchase Agreement has been executed as of the date first above written.


                     XYVISION ENTERPRISE SOLUTIONS, INC.


                     By: /s/ Kevin Duffy
                     ---------------------
                     Kevin Duffy
                     President



                     TUDOR TRUST


                     By:  /s/ Jeffrey Neuman
                     ---------------------
                     Jeffrey Neuman
                     Trustee


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